UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.    Regulation FD Disclosure.
On February 25, 2015, at 12:30 p.m. (EST), State Street Corporation (“State Street”) will webcast a presentation to investors and analysts by Joseph L. Hooley, Chairman and Chief Executive Officer, Michael W. Bell, Executive Vice President and Chief Financial Officer, and other senior members of State Street's executive leadership team.
The slides that Messrs. Hooley and Bell and the other senior members of State Street's executive leadership team will present are furnished herewith as Exhibit 99.1 and are incorporated herein by reference. The webcast of the presentation will be accessible on State Street's Investor Relations website at http://investors.statestreet.com.
The information in this Item 7.01, and in Exhibit 99.1 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1 or any of the information contained herein or therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Exhibits.

(d)    Exhibits

99.1
Slides for the webcast presentation by Joseph L. Hooley and Michael W. Bell and the other senior members of State Street's executive leadership team to investors and analysts on February 25, 2015 (such Exhibit 99.1 is furnished and not filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ David C. Phelan
	Name:	David C. Phelan
	Title:	Executive Vice President and General Counsel
Date: February 25, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1
Slides for the webcast presentation by Joseph L. Hooley and Michael W. Bell and the other senior members of State Street's executive leadership team to investors and analysts on February 25, 2015 (such Exhibit 99.1 is furnished and not filed).